Exhibit A: 2006 SAIC filings for SYCI (conversion 6.8:1.0)

Registered capital: 10,990,000 RMB (USD 1,616,176)
Paid-up capital:  10,990,000 RMB (USD 1,616,176)
Revenues: 110,783,000 RMB (USD 16,291,618)
Total tax: 10,446,000 RMB (USD 1,536,176)
Total profit: 31,776,000 RMB (USD 4,672,941)
Net income: 21,329,000 RMB (USD 3,136,618)
Asset: 39,424,000 RMB (USD 5,797,647) (Long-term asset: 0 RMB)
Liability: 2,973,000 RMB (USD 437,206)

Exhibit B: Legal Opinion Letter from Guangdong ZHI&XING Law Firm

Legal Opinion Letter

Shouguang City Haoyuan Chemical Company Limited ("SCHC"):

Guangdong ZHI&XING Law Firm is a registered law firm with the Ministry of Justice of The People’s Republic of China(PRC), Mr. Ni Yi (referred below as” the attorney”) is a registered attorney with the Ministry of Justice of The People’s Republic of China(PRC).

The company SCHC has submitted the below legal documents and ask the attorney to review the validity of the contents of the documents:

1.         A copy of the “ land lease agreement” signed between SCHC and Wopu township Caoxin Village on April 1st 2004 ( SCHC Factory No.1, for the area of 10.66 Square kilometers) ;

2.         A copy of the “ land lease agreement” signed between SCHC and Wopu township Baomianhe Village on April 1st 2004 ( SCHC Factory No.1, for the area of 15.41 Square kilometers );

3.         A copy of the “ land lease agreement” signed between SCHC and Wopu township  Baomianhe Village on November 1st 2004 ( SCHC Factory No.1, for the area of 0.017342 Square kilometers) ;

4.         A copy of the “ land lease agreement” signed between SCHC and Wopu township Guojingzi Village on March 27st 2007 ( SCHC Factory No.2, for the area of 2.74 Square kilometers) ;

5.         A copy of the “ land lease agreement” signed between SCHC and Yangkou township Renjiazhuangzi Village on February 25st 2009 ( SCHC Factory No.5, for the area of 8.76 Square kilometers) ;

6.         A copy of the “ land lease agreement” signed between SCHC and Yangkou township Renjiazhuangzi Village on February 20st 2009 ( SCHC Factory No.7, for the area of 6.52 Square kilometers) ;

7.         A copy of the “ land lease agreement” signed between SCHC and Caijiayangzi Village on December 21st 2007 ( SCHC Factory No.6, for the area of 4.46 Square kilometers ;

8.         A copy of the “ land lease agreement” signed between SCHC and Linjiayangzi Village on December 20st 2007 ( SCHC Factory No.6, for the area of 6.23 Square kilometers ;

9.         A copy of the “ land lease agreement” signed between SCHC and Qingshuibo Farm on March 28st 2007 ( SCHC Factory No.2, for the area of 4.73 Square kilometers ;

10.         A copy of the “ land lease agreement” signed between SCHC and Qingshuibo Farm on October 25st 2007 ( SCHC Factory No.4, for the area of 9.35 Square kilometers );

11.         A copy of the “ land lease agreement” signed between SCHC and Qingshuibo Farm on January 18st 2011 ( SCHC Crude Salt Field, for the area of 2.3 Square kilometers );

12.         A copy of the “ land lease agreement” signed between SCHC and Yingli Township Beishan Village on August 19st 2009 ( SCHC Factory No.8, for the area of 11.02 Square kilometers) ;

13.         A copy of the “ land lease agreement” signed between SCHC and Yangkou Township Dingjiazhuangzi Village on June 22st 2010 ( SCHC Factory No.9, for the area of 3.07 Square kilometers) ;

14.         A copy of the “ land lease agreement” signed between SCHC and Liuhu Township on May 30st 2007 ( SCHC Factory No.3, for the area of 9.38 Square kilometers );

To issue the legal opinion by the attorney:

The attorney have got the company SCHC’s assure: SCHC has provided the attorney who consider all the necessary documents in order to issue the legal opinion letter which include all the original written documents, copy materials and Oral testimony , those documents and material are true, correct , completed and effective without any conceal , falsehood and material misstatement.

The attorney have reviewed all the legal documents and material, after receive the requested from SCHC, and refer to the related laws of People’s Republic of China, and issue the below legal opinion based on above legal documents:

Based on the contents of the above “land lease agreements”, have referred to below laws:

a)	《Civil law of the People's Republic》 article 54

Civil Legal Behavior is the legal behavior of a citizen or a legal person to set up, change, and terminate civil rights and civil obligations.

《Civil law of the People's Republic 》article 55

Civil Legal Behavior should meet the following conditions: (1) Actor should has corresponding civil capacity; (2) Express real ;(3) Do not violate the law or the public interest.

《Civil law of the People's Republic》 article 85

Contact is one agreement between parties to set up, change, terminate the civil relationship. Lawfully established contracts shall be protected by law.

b)	《Contract law of the People's Republic》 article 4

The parties shall have the right to enter into a contract voluntarily, any unit or individual may not illegally interfere

《Contract law of the People's Republic》 article 8

Lawfully established contract legally bind on each party.  Each Party shall implement own obligations, may not change or terminate the contract unauthorized.  Lawfully established contract shall be protected by law.

《Contract law of the People's Republic》 article 44

Lawfully established contract shall be effective since the date of establishment.

《Contract law of the People's Republic》 article 60

The parties shall fully implement own obligations based on the contract. The parties shall abide by the principle of good faith, according to the nature, the purpose and trading habits of the contract, implement notification, assistant, confidential and etc.

c)	《The Ministry of State Land and Resources Ministry of Supervision Notification on further implement system of industrial land leased 》 Article 2(3)

Those lands for mining, quarrying, sand quarrying, crude salt field and etc for land surface production and tailing piled up land, encourage take land lease, also can take agreement for lease.

d)	《land administration law implementing regulations》 Article 29

State-owned land compensation use modes include: (1) Transfer of state-owned land use right;  (2) lease of state-owned land; (3) At certain value contribution or as a shareholder of state-owned land use rights.

e)	《Transferring of state-owned land use right and transfer suspended regulations from city and township of People's Republic of China town》

Article 28   the lease for land use rights refer to the behavior “the land users as the lessor lease the land use right, the above-ground buildings and other attached objects along to the lessee, and the lease pay rent to the lessor”. Not according to the land use right leasing contract provisions of the terms and conditions for the investment and development, utilization of land, land use rights shall not be leased

Article 29   the lease for land use rights, the lessor and lessee shall sign leasing contract. The contract shall not breach government law, regulations and regulation of contract of land use rights transfer.

Based on the above laws, and review of the above “land lease agreements”, the attorney deem:  the above “land lease agreements” were signed based on parties true meaning, the legal format and materials complied with the laws and regulations of The People’s Republic of China, the content of the agreements did not violate the china related laws and regulations, they are lawfully contract and agreements shall be protected by the law. The company SCHC already have the land using rights lawfully from above “land lease agreements” for total 94.64 square kilometers, may carry on production and business operation activities based on related china laws and regulations.

Hereby Opinions

(There is not text following)

                                                         ZHI&XING Law Firm of Guangdong

Attorney: NI YI (signature)

 (Company Seal: ZHI&XING Law Firm of Guangdong)

April 29th, 2011

Exhibit C: SCS Construction’s business license (conversion 6.8:1.0)

Registration Number: 370783228071661
Name: Shouguang City Shengkun Construction Co., Ltd.
Add: Government Station,Wenjia Street,Shouguang City
Legal Representative: Xinlin Zhang
Registered capital: RMB 20,600,000 (USD 3,029,412)
Paid-in capital: RMB 20,600,000 (USD 3,029,412)
Company Type: Company with Limited Liability
Started: 2005-09-06
Business Term: 2005-09-06---2035-09-05

Exhibit C and D: The following management and shareholders list of Shouguang City Shengkun Construction Co., Ltd. are not related to Mr. Ming Yang, his family or Gulf Resources.

Management:

Xinlin Zhang, Executive Director and General Manager
Yuankong Wang, Supervisor

证件号码证件号码证件号码证件号码证件号码 Information for the company’s board of directors Board of Supervisors, and management
证件号码:证件号码证件号码证件号码证 Name: shouguang shengkun construction and installation co ltd.
证件号码 370783228071661 Registration Number : 370783228071661

证件:Number	证件:name	证件:job title	证件号码:type of ID	证件号码;ID number
1	证件号:xinlin zhang	证件号码证件号码:the executive director and general manager	Identity card of the people’s republic of china	370723196303210579
2	证件号:yuankong wang	supervisor	Identity card of the people’s republic of china	370723196512160555

Shareholders:

Zhenhua Jia
Xinlin Zhang
Yuankong Wang

Shareholders
企业名称: 寿光圣坤建筑安装有限公司
Name: shouguang shengkun construction and installation Co., ltd.
Registration Number : 370783228071661

序号:Number	股东(发起人)名称或姓名 name of shareholders(sponsor)	股东情况Information of shareholders	投资人类型tpye of investors	证件类型:tpye of ID	证件号码;ID number	认缴出资额(万元)subscribed capital contribution(ten thousand)	出资方式Forms of capital contribution	出资时间:date of capital contribution	持股比例:ownership percentage	实缴出资额(万元)paid-in capital contribution	出资方式: Forms of capital contribution	出资时间:date of capital contribution	remarks
1	贾振华zhenhua Jia	其它:other	其它:other	PRC ID Card	370723530610057	120.4	货币money	9/6/2005	5.84	120.4	货币money	8/17/2005	natural person
2	张新林xinlin Zhang	其它:other	其它:other	PRC ID Card	370723196303210579	1030.8	货币money	9/6/2005	50.04	1030.8	货币money	10/19/2009	natural person
3	王元孔yuankong Wang	其它:other	其它:other	PRC ID Card	370723196512160555	908.8	货币money	9/6/2005	44.12	908.8	货币money	10/14/2009	natural person